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                                                                  EXHIBIT 10.81

                          GUARANTY OF PAYMENT OF DEBT

     This Guaranty of Payment of Debt (the "Agreement") is made and entered into this 31st day of July 1998, by Insurance Management Solutions Group, Inc. ("IMSG"), a Florida corporation and Bankers Insurance Group, Inc. ("BIG"), a Florida corporation. IMSG and BIG are collectively referred to herein as the "Guarantors."

     WHEREAS, on May 12, 1998, the Guarantors, Bankers Hazard Determination Services, Inc. ("Bankers"), Geotrac, Inc. ("Geotrac") and Daniel J. and Sandra White (the "Whites") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Geotrac merged (the "Merger") with and into Bankers with Bankers being the surviving corporation and changing its name to Geotrac, Inc. (the "Company");

     WHEREAS, as part of the merger consideration, for their shares of Geotrac, the Whites received a Subordinated Promissory Note in the principal amount of $1,500,000 issued by the Company (the "Note");

     WHEREAS, as a condition to the consummation of the Merger, the Guarantors agreed to guaranty all of the Company's obligations pursuant to or arising out of the Note to the Whites (the "Debt");

     NOW, THEREFORE, in consideration of the foregoing premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors agree as follows:

1. GUARANTY OF DEBT. Guarantors hereby absolutely and unconditionally, jointly and severally, guaranty the prompt payment in full of all of the Debt as and when the respective parts thereof become due and payable. If the Debt or any part thereof shall not be paid in full when due and payable, the Whites in each case shall have the right to proceed directly against either Guarantor under this instrument to collect the payment in full of the Debt, regardless of whether or not the Whites shall have theretofore proceeded or shall then be proceeding against the Company or any other obligor, if any, or any of the foregoing, it being understood that the Whites, in their sole discretion may proceed against any obligor, and may exercise each right, power or privilege that the Whites may then have, either simultaneously or separately, and, in any event, at such time or times and as often and in such order as the Whites in their sole discretion may from time to time deem expedient to collect the payment in full of the Debt.

2. GUARANTORS' OBLIGATIONS ABSOLUTE AND UNCONDITIONAL. Regardless of the duration of time, regardless of whether the Company may from time to time cease to be indebted to the Whites and irrespective of any act, omission or course of dealing whatever on the part of the Whites, Guarantors' liabilities and other obligations under this instrument shall remain in full effect until the payment in full of the Debt. Without limiting the generality of the foregoing:


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     2.1. Guarantors' Waiver of Notice Presentment, etc. Each Guarantor waives
(a) presentment, demand for payment and notice of dishonor of the Debt or any part thereof, or any other indebtedness incurred by the Company to the Whites,
(b) notice of any indulgence granted to any obligor and (c) any other notice to which such Guarantor might, but for this waiver, be entitled;

     2.2. The Whites's Rights Not Prejudiced by Action or Omission. The Whites in their sole discretion may, without any prejudice to their rights under this instrument, at any time or times, without notice to or the consent of either Guarantor, (a) grant the Company whatever financial accommodations that the Whites may from time to time deem advisable, even if the Company might be in default in any respect and even if those financial accommodations might not constitute indebtedness the payment of which is guaranteed hereunder, (b) assent to any renewal, extension, consolidation or refinancing of the Debt or any part thereof, (c) release any obligor, if any, irrespective of the consideration, if any, received therefor, (d) grant any waiver or consent or forbear from exercising any right, power or privilege that the Whites may have or acquire, (e) assent to any amendment, deletion, addition, supplement or other modification in, to or of any writing evidencing or securing any Debt or pursuant to which any Debt is created, (f) grant any other indulgence to any obligor, (g) accept any collateral for, or any other obligor upon, the Debt or any part thereof, and (h) fail, neglect or omit in any way to realize upon any collateral or to protect the Debt or any part thereof or any collateral therefor;

     2.3. Liabilities Absolute and Unconditional. Each Guarantor's liabilities and other obligations under this instrument shall be absolute and unconditional irrespective of any lack of validity or enforceability of the Note, or any other agreement, instrument or document evidencing the obligations of the Company to the Whites or related thereto, or any other defense available to either Guarantor in respect of this instrument.

3.   REPRESENTATIONS AND WARRANTIES. Each Guarantor represents and warrants that
(a) such Guarantor has the corporate power and right to execute and deliver this instrument and to perform and observe the provisions hereof and that all requisite corporate action has been taken; (b) this instrument, when executed, is legal and binding upon such Guarantor in every respect; (c) no litigation or proceeding is pending or threatened against such Guarantor before any court or any administrative agency which, in the opinion of such Guarantor's counsel, is reasonably expected to have a material adverse effect on such Guarantor's financial condition; (d) such Guarantor is not insolvent as defined in any applicable state or federal statute, nor will such Guarantor be rendered insolvent by the execution and delivery of this instrument to the Whites; and
(e) such Guarantor does not intend to, nor does such Guarantor believe that such Guarantor will, incur debts beyond such Guarantor's ability to pay them as they mature.

4. BANKRUPTCY OF OBLIGOR. Without limiting the generality of any of the other provisions hereof, each Guarantor specifically agrees that upon the filing or other commencement of any bankruptcy or insolvency proceedings by, for or against any obligor, including without limitation, any assignment for the benefit of creditors or other proceedings intended to liquidate




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or rehabilitate any obligor, and the Whites, in their sole discretion, may declare the unpaid principal balance of and accrued interest on the Debt to be forthwith due and payable in full without notice.

5. TERMINATION. Notwithstanding any of the provisions contained herein, in the event of a closing of an underwritten public offering of the capital stock of IMSG that results in the capital stock of IMSG becoming registered under the Securities Exchange Act of 1934, as amended, (the "IPO"), the obligations of BIG under this Agreement shall be terminated and cease to exist on and after the consummation of the IPO.

6. WAIVER OF GUARANTORS' RIGHTS AGAINST BORROWER AND COLLATERAL. To the extent permitted by law, each Guarantor waives any claim or other right which either Guarantor might now have or hereafter acquire against the Company or any other obligor which arises from the existence or performance of either Guarantor's liabilities or other obligations under this instrument, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of the Whites against the Company whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

7. NOTICE. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to either Guarantor, mailed or delivered to it, addressed to it at the address specified on the signature page of this instrument, or if to the Whites, mailed or delivered to it, addressed to the address of the Whites specified on the notice provisions of the Merger Agreement. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or forty-eight (48) hours after being deposited in the mails with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that notices from either Guarantor to the Whites pursuant to any of the provisions hereof shall not be effective until received by the Whites.

8. MISCELLANEOUS. This instrument shall bind both Guarantors and both Guarantors' successors and assigns and shall inure to the benefit of the Whites and their heirs, executors, successors and assigns, including (without limitation) each holder of any note evidencing any Debt. The provisions of this instrument and the respective rights and duties of Guarantors and the Whites hereunder shall be interpreted and determined in accordance with Ohio law, without regard to principles of conflict of laws. However, jurisdiction and venue for any action brought to enforce the terms and conditions of this Agreement shall be the domicile of the defendant or respondent in any such action. If at any time one or more provisions of this instrument is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This instrument constitutes a final written expression of all of the terms of this instrument, is a complete and exclusive statement of those terms and supersedes all oral representations, negotiations and prior writings, if any, with respect to the subject matter hereof. The captions




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herein are for convenience of reference only and shall be ignored in interpreting the provisions of this instrument.

Executed and delivered to the Whites as of the date first written above, at Cleveland, Ohio.

                                          INSURANCE MANAGEMENT
                                          SOLUTIONS GROUP, INC.

                                          By: /s/  Jeffrey S. Bragg
                                             ---------------------------
                                          Its: COO
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                                          BANKERS INSURANCE GROUP, INC.

                                          By: /s/  G. Kristin Delano
                                             ---------------------------
                                          Its: Corp. Secretary
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